Exhibit 99.2

EXECUTION VERSION

AMENDMENT NO. 1

dated as of January 22, 2010

among

ASSURED GUARANTY MUNICIPAL CORP. (f/k/a Financial Security Assurance Inc.),

AFS SENSUB CORP.,

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2008-A-F,

AMERICREDIT CORP.,

and

AMERICREDIT FINANCIAL SERVICES, INC.

to

INSURANCE AND INDEMNITY AGREEMENT

dated as of May 21, 2008

AMENDMENT NO. 1 TO INSURANCE AND INDEMNITY AGREEMENT

AMENDMENT NO. 1, dated as of January 22, 2010 (the “Amendment”) by and among ASSURED GUARANTY MUNICIPAL CORP. (f/k/a Financial Security Assurance Inc.) (“AGM”), AFS SENSUB CORP. (“Sensub”), a Nevada corporation, AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2008-A-F (the “Trust”), a Delaware statutory trust, AMERICREDIT CORP. (“AmeriCredit”), a Texas corporation, and AMERICREDIT FINANCIAL SERVICES, INC. (the “Company”), a Delaware corporation, to the Insurance and Indemnity Agreement, dated as of May 21, 2008 (as amended, modified or supplemented, the “Insurance Agreement”).

RECITALS

WHEREAS, AGM, Sensub, AmeriCredit, the Trust and the Company (collectively, the “Amending Parties”) have entered into the Insurance Agreement and the Amending Parties desire to amend the Insurance Agreement in certain respects as provided below.

WHEREAS, contemporaneously with the execution of this Amendment, AGM is entering into that certain (i) Amendment No. 3 (the “2007-D-F Spread Account Agreement Amendment”) to the AmeriCredit Automobile Receivables Trust 2007-D-F Spread Account Agreement, dated as of September 12, 2007, among AGM, AmeriCredit Automobile Receivables Trust 2007-D-F and Wells Fargo Bank, National Association (“Wells Fargo”) and (ii) Amendment No. 2 (the “2008-A-F Spread Account Agreement Amendment”) to the AmeriCredit Automobile Receivables Trust 2008-A-F Spread Account Agreement, dated as of May 21, 2008, among AGM, AmeriCredit Automobile Receivables Trust 2008-A-F and Wells Fargo.

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Defined Terms. Unless defined in this Amendment, capitalized terms used in this Amendment shall have the meaning given such terms in the Insurance Agreement, as identifiable from the context in which such term is used.

ARTICLE II

AMENDMENT

SECTION 2.1. Amendments to Appendix I.

(a) Appendix I of the Insurance Agreement is hereby amended as follows:

(i) The definition of “Premium” shall be deleted in its entirety and replaced with the following:

“‘Premium’ means the premium payable in accordance with Section 3.2 of this Agreement, the Additional Premium and if any, the Premium Supplement.”

(ii) The definition of “Premium Letter” shall be deleted in its entirety and replaced with the following:

“‘Premium Letter’ means the amended and restated letter among Financial Security, AmeriCredit, AFS Sensub, the Trust and the Trust Collateral Agent, dated January 22, 2010, in respect of the premium payable in consideration of the issuance of the Note Policy, as such side letter may be amended or otherwise modified or otherwise substituted or replaced by the signatories thereto.”

(iii) The following definition shall be added where alphabetically appropriate:

“‘Additional Premium’ means a non-refundable premium, in addition to the premium payable in accordance with Section 3.2 of this Agreement and in addition to the Premium Supplement, accruing to Financial Security in monthly installments in accordance with the terms set forth in the Premium Letter.”

SECTION 2.2. Amendments to Section 5.1. Section 5.1(g), Section 5.1(h) and Section 5.1(i) of the Insurance Agreement are hereby deleted in their entirety and replaced with the following:

“(g) as of (A) any May-October Determination Date, the arithmetic average of the Delinquency Ratio for such Determination Date and the two immediately preceding Determination Dates is equal to or greater than 6.0%; provided, however, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring after the twelfth Determination Date after the Closing Date, the percentage referred to in the previous clause for such May-October Determination Date and each Determination Date thereafter until and including the nineteenth Determination shall be deemed to be 6.50% and for the twentieth Determination Date and each Determination Date thereafter shall be deemed to be 6.75%; provided, further, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring after the thirty-sixth Determination Date after the Closing Date, the percentage referred to in the previous clause for such May-October Determination Date and each Determination Date thereafter shall be deemed to be 7.25%; or (B) any November-April Determination Date, the arithmetic average of the Delinquency Ratio for such Determination Date and the two immediately preceding Determination Dates is equal to or greater than 6.25%; provided, however, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring after the twelfth Determination Date after the Closing Date, the percentage referred to in the previous clause for such November-April Determination Date and each Determination Date thereafter until and including the nineteenth Determination shall be deemed to be 6.75% and for the twentieth Determination Date and each Determination Date thereafter shall be deemed to be 7.0%; provided, further, in the event that the OC Percentage is equal to or greater than the Target OC Percentage on any Determination Date occurring after the thirty-sixth Determination Date after the Closing Date, the percentage referred to in the previous clause for such November-April Determination Date and each Determination Date thereafter shall be deemed to be 7.50%;

“(h) the Cumulative Default Rate shall be equal to or greater than:

(A) 4.15%, with respect to any Determination Date occurring before or during the third calendar month succeeding the Closing Date, (B) 6.89%, with respect to any Determination Date occurring after the third, and before or during the 6th, calendar month succeeding the Closing Date, (C) 9.50%, with respect to any Determination Date occurring after the 6th, and before or during the 9th, calendar month succeeding the Closing Date, (D) 10.54%, with respect to any Determination Date occurring after the 9th, and before or during the 12th, calendar month succeeding the Closing Date, (E) 12.80%, with respect to any Determination Date occurring after the 12th, and before or during the 15th, calendar month succeeding the Closing Date, (F) 15.72%, with respect to any Determination Date occurring after the 15th, and before or during the 18th, calendar month succeeding the Closing Date, (G) 18.59%, with respect to any Determination Date occurring after the 18th, and before or during the 21st, calendar month succeeding the Closing Date, (H) 21.83%, with respect to any Determination Date occurring after the 21st, and before or during the 24th, calendar month succeeding the Closing Date, (I) 23.98%, with respect to any Determination Date occurring after the 24th, and before or during the 27th, calendar month succeeding the Closing Date, (J) 25.90% with respect to any Determination Date occurring after the 27th, and before or during the 30th, calendar month succeeding the Closing Date, (K) 27.34%, with respect to any Determination Date occurring after the 30th, and before or during the 33rd, calendar month succeeding the Closing Date, (L) 28.00% with respect to any Determination Date occurring after the 33rd, and before or during the 35th, calendar month succeeding the Closing Date, (M) 28.50%, with respect to any Determination Date occurring after the 35th, and before or during the 36th, calendar month succeeding the Closing Date and (N) 29.00%, with respect to any Determination Date occurring after the 36th, and before or during the 37th, calendar month succeeding the Closing Date; (O) 29.50%, with respect to any Determination Date occurring after the 37th, and before or during the 39th, calendar month succeeding the Closing Date; (P) 30.00%, with respect to any Determination Date occurring after the

39th, and before or during the 41st, calendar month succeeding the Closing Date; (Q) 30.50%, with respect to any Determination Date occurring after the 41st, and before or during the 42nd, calendar month succeeding the Closing Date; (R) 30.75%, with respect to any Determination Date occurring after the 42nd, and before or during the 43rd, calendar month succeeding the Closing Date; (S) 31.00%, with respect to any Determination Date occurring after the 43rd, and before or during the 44th, calendar month succeeding the Closing Date; (T) 31.25%, with respect to any Determination Date occurring after the 44th, and before or during the 45th, calendar month succeeding the Closing Date; (U) 31.50%, with respect to any Determination Date occurring after the 45th, and before or during the 46th, calendar month succeeding the Closing Date; (V) 31.75%, with respect to any Determination Date occurring after the 46th, and before or during the 47th, calendar month succeeding the Closing Date; (W) 32.00%, with respect to any Determination Date occurring after the 47th, and before or during the 49th, calendar month succeeding the Closing Date; (X) 32.25%, with respect to any Determination Date occurring after the 49th, and before or during the 50th, calendar month succeeding the Closing Date; (Y) 32.50%, with respect to any Determination Date occurring after the 50th, and before or during the 52nd, calendar month succeeding the Closing Date; (Z) 32.75%, with respect to any Determination Date occurring after the 52nd, and before or during the 53rd, calendar month succeeding the Closing Date; (AA) 33.00%, with respect to any Determination Date occurring after the 53rd, and before or during the 56th, calendar month succeeding the Closing Date; (BB) 33.25%, with respect to any Determination Date occurring after the 56th, and before or during the 58th, calendar month succeeding the Closing Date; and (CC) 33.50% with respect to any Determination Date occurring after the 58th calendar month succeeding the Closing Date;

“(i) the Cumulative Loss Rate shall be equal to or greater than:

(A) 3.00%, with respect to any Determination Date occurring before or during the third calendar month succeeding the Closing Date, (B) 3.94%, with respect to any Determination Date occurring after the third, and before or during the 6th, calendar month succeeding the Closing Date, (C) 5.32%, with respect to any Determination Date occurring after the 6th, and before or during the 9th, calendar month succeeding the Closing Date, (D) 6.70%, with respect to any Determination Date occurring after the 9th, and before or during the 12th, calendar month succeeding the Closing Date, (E) 8.64%, with respect to any Determination Date occurring after the 12th, and before or during the 15th, calendar month succeeding the Closing Date, (F) 10.56%, with respect to any Determination Date occurring after the 15th, and before or during the 18th, calendar month succeeding the Closing Date, (G) 12.43%, with respect to any Determination Date occurring after the 18th, and before or during the 21st, calendar month succeeding the Closing Date, (H) 13.92%, with respect to any Determination Date occurring after the 21st, and before or during the 24th, calendar month succeeding the Closing Date, (I) 15.11%, with respect to any Determination Date occurring after the 24th, and before or during the 27th, calendar month succeeding the Closing Date, (J) 16.31%, with respect to any Determination Date occurring after the 27th, and before or during the 29th, calendar month succeeding the Closing Date, (K) 16.75%, with respect to any Determination Date occurring after the 29th, and before or during the 31st, calendar month succeeding the Closing Date; (L) 17.50%, with respect to any Determination Date occurring after the 31st, and before or during the 33rd, calendar month succeeding the Closing Date; (M) 18.25%, with respect to any Determination Date occurring after the 33rd, and before or during the 35th, calendar month succeeding the Closing Date; (N) 19.00%, with respect to any Determination Date occurring after the 35th, and before or during the 38th, calendar month succeeding the Closing Date; (O) 19.50%, with respect to any Determination Date occurring after the 38th, and before or during the 40th, calendar month succeeding the Closing Date; (P) 20.00%, with respect to any Determination Date occurring after the 40th, and before or during the 43rd, calendar month succeeding the Closing Date; (Q) 20.50%, with respect to any Determination Date occurring after the 43rd, and before or during the 45th, calendar month succeeding the Closing Date; (R) 21.00%, with respect to any Determination Date occurring after the 45th, and before or during the 49th, calendar month succeeding the Closing Date; (S) 21.50%, with respect to any Determination Date occurring after the 49th, and before or during the 54th, calendar month succeeding the Closing Date; and (T) 22.00%, with respect to any Determination Date occurring after the 54th calendar month succeeding the Closing Date”.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment shall become effective on the first date on which each of the following conditions is satisfied: (i) each of the parties hereto has executed and delivered the Amendment, (ii) the Amendment Effective Date (as defined in the 2007-D-F Spread Account Agreement Amendment) has occurred with respect to the 2007-D-F Spread Account Agreement Amendment, (iii) the Amendment Effective Date (as defined in the 2008-A-F Spread Account Agreement Amendment) has occurred with respect to the 2008-A-F Spread Account Agreement Amendment and (iv) written notice has been given to each Rating Agency in accordance with the notice provisions set forth in the Sale and Servicing Agreement.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Insurance Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Insurance Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Insurance Agreement specifically referred to herein and any references in the Insurance Agreement to the provisions of the Insurance Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.3. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.4. Waiver of Notice. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

SECTION 4.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Insurance Agreement and shall not affect the construction or interpretation of this Amendment or Insurance Agreement or any provisions hereof or thereof.

SECTION 4.6. Limited Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or the other Transaction Documents.

SECTION 4.7. Instruction to Owner Trustee. By entering into this Amendment, AGM represents to Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee of the Trust, (i) pursuant to the Trust Agreement, that it is the Instructing Party as such term is defined in the Trust Agreement, (ii) no Insurer Default has occurred and is continuing and (iii) the Insurer Termination Date has not occurred, and hereby instructs such Owner Trustee to execute and deliver this Amendment and the amended and restated Premium Letter, dated as of the date hereof, on behalf of the Trust. The above instruction is in accordance with Section 5.3(a) of the Trust Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

ASSURED GUARANTY MUNICIPAL CORP.

By:
Authorized Officer

AFS SENSUB CORP.

By:
Title:

AMERICREDIT CORP.

By:
Title:

AMERICREDIT FINANCIAL SERVICES, INC.

By:
Name:
Title:

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2008-A-F

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title: